EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Quest Energy Inc, (the Company) acquired American Resources Corporation f/k/a NGFC Equities, Inc (NGFC) in a share exchange transaction (Merger). The Company exchanged its outstanding shares of 1,874 for newly issued preferred shares of NGFC totaling 4,817,792. The preferred shares carry a 33.33 to one voting right.

The Merger will be accounted for as a “reverse merger” and recapitalization since, immediately following the completion of the transaction, the holders of Quest’s stock will have effective control over NGFC. In addition, Quest will have control of the combined entity through control of the Board by designating all three board seats to be held by the existing board of Quest. Additionally, all of Quest’s officers will continue on as management of the combined entity after consummation of the Merger. For accounting purposes, Quest will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of NGFC. Accordingly, Quest’s assets, liabilities and results of operations will become the historical financial statements of the registrant, and the Company’s assets, liabilities and results of operations will be consolidated with NGFC effective as of the date of the closing of the Merger. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

The following unaudited pro forma condensed combined financial statements are based on our historical consolidated financial statements and NGFC’s historical consolidated financial statements as adjusted to give effect to the Company’s acquisition of NGFC. The unaudited pro forma condensed combined statements of operations for the three months ended December 31, 2016 and the twelve months ending September 30, 2016 give effect to the transaction as if they had occurred on October 1, 2016 and October 1, 2015, respectively. The unaudited pro forma condensed combined balance sheet as of December 31, 2016 gives effect to the transaction as if it had occurred on December 31, 2016.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial statements are described in the accompanying notes, which should be read together with the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s Form 8 K/A filed September 25, 2017 and NGFC’s Form 10-Q filed February 6, 2017.

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AMERICAN RESOURCES CORP. AND SUBSIDIARIES

Unaudited Condensed Combined Pro Forma Balance Sheets

December 31, 2016

	American Resources Corp. f/k/a NGFC Equities	Quest Energy Inc.	Proforma Adjustment	Notes	Proforma Combined

ASSETS

CURRENT ASSETS
Cash	$64,546	$784,525	$(24,767)	(e)	$824,304
Accounts Receivable	-	2,753,199	-		2,753,199
Inventory	6,288	-	(6,288)	(e)	-
Accounts Receivable - Other	-	199,701	-		199,701
Total Current Assets	70,834	3,737,425	(31,055)		3,777,204

OTHER ASSETS
Cash - restricted	-	141,102	-		141,102
Processing and rail facility	-	2,914,422	-		2,914,422
Underground equipment	-	7,500,512	-		7,500,512
Surface equipment	-	3,751,054	-		3,751,054
Less Accumulated Depreciation	-	(2,262,855)	-		(2,262,855)
Land	-	178,683	-		178,683
Software, net	5,745	-	-		5,745
Accounts Receivable - Other	-	196,347	-		196,347
Note Receivable	-	4,117,139	-		4,117,139
Total Other Assets	5,745	16,536,404	-		16,542,149

TOTAL ASSETS	$76,579	$20,273,829	(31,055)		$20,319,353

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$-	$2,196,060	$-		$2,196,060
Accrued expenses	2,692	-	-		2,692
Other payable	14,158	-	(7,864)	(e)	6,294
Deferred revenue	35,335	-	(35,335)	(e)	-
Accrued management fee - related party	-	17,840,615	-		17,840,615
Accrued interest	-	122,945	-		122,945
Funds held for others	-	24,987	-		24,987
Due to affiliate	-	74,000	-		74,000
Current portion of long term-debt	50,000	4,431,006	-		4,481,006
Total Current Liabilities	102,185	24,689,613	(43,199)		24,748,599

OTHER LIABILITIES
Long-term portion of note payable (net of issuance costs $451,389)	-	4,964,941	-		4,964,941
Reclamation liability	-	18,126,873	-		18,126,873
Total Other Liabilities	-	23,091,814	-		23,091,814

Total Liabilities	102,185	47,781,427	(43,199)		47,840,413

STOCKHOLDERS' DEFICIT
Quest - Common stock, $0 par value; 2,500 shares authorized;
1,874 issued and outstanding	-	-	-	(b)	-
AREC - Class A Common stock: $.0001 par value; 900,000,000 shares authorized, 611,993 shares issued and outstanding
for the period end	61	-	23	(a)	84
AREC - Class B Common stock: $.0001 par value; 60,000,000 shares
authorized, 233,333 shares issued and outstanding for the period end	23	-	(23)	(a)	-
AREC - Series A Preferred stock: $.0001 par value; 5,000,000 shares
authorized, 4,817,792 shares issued and outstanding (recapitalization)	-	-	482	(b)	482
AREC - Series B Preferred stock: $.0001 par value; 20,000,000 shares
authorized, -0- shares issued and outstanding (recapitalization)	-	-	-		-
AREC - Unclassified ("blank check") Preferred stock: 75,000,000 shares
authorized, no shares issued and outstanding (recapitalization)	-	-	-		-
Additional paid-in capital	1,149,462	88,675	(1,252,216)	(b)/(c)	(14,079)
Accumulated deficit	(1,251,734)	(27,651,030)	1,263,878	(c)/(e)	(27,638,886)
Non controlling interest	76,582	54,757	-		131,339
Total Stockholders' Deficit	(25,606)	(27,507,598)	12,144		(27,521,060)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$76,579	$20,273,829	$(31,055)		$20,319,353

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

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AMERICAN RESOURCES CORP. AND SUBSIDIARIES

Unaudited Condensed Combined Pro Forma Statements of Operations

For the Three Months Ended December 31, 2016

	American Resources Corp. f/k/a NGFC Equities	Quest Energy Inc.	Proforma Adjustment	Notes	Total
Total Revenue	$56,129	$5,876,765	$(56,129)	(e)	5,876,765

Total Expenses from Operations	(72,692)	(2,324,322)	44,367	(e)	(2,352,647)

Net Loss from Operations	(16,563)	3,552,443	(11,762)		3,524,118

Other Income	1,284	54,757	-		56,041
Amortization	-	(9,406)	-		(9,406)
Loss on reclamation settlement	-	(71,245)	-		(71,245)
Interest	-	(271,408)	-		(271,408)

Net Income (Loss)	(15,279)	3,255,141	(11,762)		3,228,100

Less: Net income attributable to Non Controlling Interest	(5,293)	(54,757)	-		(60,050)

Net Income (loss) attributable to Controlling Shareholders	$(20,572)	$3,200,384	$(11,762)		$3,168,050

Net Income (loss) per share - basic and diluted	$(0.02)	$1,738	$-	(d)	$3.76

Weighted average shares outstanding - basic and diluted	843,553	1,841	(1,841)	(d)	843,553

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

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AMERICAN RESOURCES CORP. AND SUBSIDIARIES

Unaudited Condensed Combined Pro Forma Statements of Operations

For the Twelve Months Ended September, 2016

	American Resources Corp. f/k/a NGFC Equities	Quest Energy Inc.	Proforma Adjustment	Notes	Total
Total Revenue	$147,282	$1,724,429	$(147,282)	(e)	$1,724,429

Total Expenses from Operations	(902,188)	(27,056,696)	150,594	(e)	(27,808,290)

Net Loss from Operations	(754,906)	(25,332,267)	3,312		(26,083,861)

Long term capital loss	(550)	-	-		(550)
Realized gain on marketable securities	25,608	-	-		25,608
Unrealized loss on marketable securities	9,796	-	-		9,796
Dividends received	889	-	-		889
Interest	-	(12,156)	-		(12,156)
Income from discontinued operations	75,790	-	-		75,790

Net Loss	(643,373)	(25,344,423)	3,312		(25,984,484)

Less: Net income attributable to Non Controlling Interest	(74,300)	-	-		(74,300)

Net loss attributable to Controlling Shareholders	$(717,673)	$(25,344,423)	$3,312		$(26,058,784)

Net loss per share - basic and diluted	$(0.86)	$(13,819)	$-	(d)	$(31.15)

Weighted average shares outstanding - basic and diluted	836,637	1,834	(1,834)	(d)	836,637

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

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AMERICAN RESOURCES CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

December 31, 2016

NOTE 1 – Basis of Presentation

The historical consolidated financial statements have been adjusted in the pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the recapitalization (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the business combination.

The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. the actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The combined pro forma financial information does not reflect the realization of any expected cost savings or other synergies from the acquisition of NGFC as a result of restructuring activities and other planned cost savings initiatives following the completion of the business combination.

The combined pro forma financial statements been retroactively restated to reflect the impact of authorization of up to 1,000,000,000 of which 900,000,000 shares are designated as Class A Common Stock, par value $.0001 per share; and 100,000,000 shares authorized as “blank check” preferred stock with 5,000,000 shares designated as Series A Convertible Preferred Stock with 1,000 (33.3 post reverse split) votes per share and 20,000,000 shares designated as Series B Convertible with one vote per share. In addition, the authorized Class B Common Stock class was eliminated by this action. The amendment was completed on March 31, 2017.

The combined pro forma financial statements have been retroactively restated to reflect the impact of the one-for-thirty stock split that was completed on May 23, 2017.

The company completed the acquisition of NGFC in a share exchange transaction. The company exchanged its outstanding shares of 1,874 for newly issued Series A Preferred shares of NGFC totaling 4,817,792.

NOTE 2– Pro forma Adjustments

The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

(a)	Represents the conversion of Class B Common stock of NGFC to Class A Common stock of the NGFC.

(b)	Represents the exchange of newly authorized Series A Preferred stock of NGFC with previously issued Common stock of the acquirer.

(c)	Represents the elimination of NGFC’s accumulated deficit

(d)	Represents change in earnings per share and weighted average shares outstanding due to the transaction

(e)	Represents the planned disposal of ECI Latam Inc. as outlined in the share exchange agreement. ECI Latam Inc. is a subsidiary of NGFC.

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